RULE 497

Commission File No. 002-85378

Commission File No. 811-03462

MEEDER FUNDS TRUST

MEEDER INSTITUTIONAL PRIME MONEY MARKET FUND

(the “Fund”)

Supplement dated June 4, 2020

to the Prospectus dated April 29, 2020

Effective as of June 4, 2020, the Prospectus is hereby supplemented and revised as follows:

The Principal Risks section for the Institutional Prime Money Market Fund is amended and the following paragraph is added to the Principal Risks section of the Institutional Prime Money Market Fund:

Low Short-Term Interest Rates: Market conditions or monetary policy may cause short-term interest rates to fall to very low levels, which can result in very low Fund yield. During these conditions, it is possible that the Fund will generate an insufficient amount of income to pay its expenses, that it may not be able to pay a daily dividend, or may have a negative yield, meaning that it loses money on an operating basis after payment of fees and expenses. During these conditions, the Fund may maintain a substantial portion of its assets in cash, on which it may earn little, if any, income.

The Portfolio Management sections for Institutional Prime Money Market Fund is amended and the following line is added under the heading Investment Team:

Abe Sheikh Portfolio Manager 5/2020

The Management of the Funds section of the Prospectus is amended and the following paragraph is added under the heading Portfolio Managers:

Abe Sheikh. Mr. Sheikh is the Co-Chief Investment Officer of the Adviser. He has been associated with the Adviser since May 2020 and has been a member of the team managing the Funds since that time. Prior to his association with Meeder, Mr. Sheikh was employed by Cougar Global Investments from 2017 to 2020 and by J.P Morgan from 2006 to 2017.

The Investing with the Meeder Funds section is amended and the following paragraph is added under the heading Investing with the Meeder Funds:

The Fund has not been registered for sale outside of the United States and the Fund is generally only available to investors who reside in the United States and have a valid tax identification number. This Prospectus is not intended for distribution to prospective investors outside of the United States. The Fund generally does not market or sell shares to investors domiciled outside of the United States, even if the investors are citizens or lawful permanent residents of the United States. Nonresident shareholders may be subject to U.S. tax withholding on distributions by the Fund. This Prospectus does not address in detail the tax consequences affecting any shareholder who is a nonresident alien individual, non-U.S. trust or estate, non-U.S. corporation or non-U.S. partnership.

Please retain this Supplement for your reference.

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